UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2007


                           SHORE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


       Virginia                     000-23847                    54-1873994
(State or other jurisdiction of    (Commission               (I.R.S. Employer
incorporation or organization)      File Number)            Identification No.)


                               25020 Shore Parkway
                              Onley, Virginia 23418
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (757) 787-1335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act




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Item 8.01    Other Events

                  On July 23, 2007, Shore Financial Corporation issued a press release announcing that its wholly-owned subsidiary Shore Bank plans to open a new banking location in Pocomoke, Maryland in early fall of this year. A copy of the company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

         The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           SHORE FINANCIAL CORPORATION


                     By:      /s/  Steven M. Belote
                     -------------------------------------------------
                              Steven M. Belote
                              Senior Vice President and Chief Financial Officer

July 24, 2007

PRESS RELEASE
July 23, 2007


                       Shore Bank Coming to Pocomoke City

Shore Bank has announced plans to open a new banking location in Pocomoke, Maryland in early fall of this year. The new location will complement the bank's two locations in Salisbury, Maryland and its five locations on the Eastern Shore of Virginia. The bank has signed a lease for space in Pocomoke Marketplace at the intersection of Rt. 13 and Rt. 113. The bank will offer its totally free checking with online banking and bill pay, its high interest Grand Slam checking as well as its excellent menu of business banking products.

Scott Harvard, President and CEO of Shore Bank said, "We have been serving the Pocomoke market for years from our Virginia and Salisbury locations. We are excited to add a new banking office in Pocomoke City." Harvard continued, "Shore Bank is fortunate to have key staff already living in Pocomoke who understand Shore Bank's commitment to customer and community service."

The facility will have a drive-through window, convenient hours, and friendly Eastern Shore service. Shore Bank is a locally owned community bank that has been serving the Eastern Shore community since 1961.

Shore Bank has seven branches and 21 ATMs serving the Shore from Salisbury to Cheriton. Shore Bank is a subsidiary of Shore Financial Corporation, and is the only banking company with headquarters on the Eastern Shore that is publicly traded on the NASDAQ Global Market. The company stock symbol is "SHBK" and the Bank can be found on the World Wide Web at shorebank.com.

Contact:

Lynn M. Badger
Special Projects Manager
Shore Financial Corporation
P. O. Box 920 Onley, VA 23418 757 787-1335